UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2012

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, Virginia 23219-0501

(Address of principal executive offices)

(804) 444-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information included pursuant to Item 2.03 is incorporated under this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

On January 30, 2012, MeadWestvaco Corporation entered into the new credit facility described in Item 2.03 hereof, replacing the $600 million revolving credit facility, dated as of October 19, 2009, with a syndicate of banks, including Citibank, N.A. as administrative agent (which credit facility was scheduled to expire on October 19, 2012).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On January 30, 2012, MeadWestvaco Corporation entered into a new $600 million five-year revolving credit facility and a new $250 million five-year term loan facility (collectively the “New Credit Facilities”) with a syndicate of banks (“Banks”), including Citibank, N.A. as administrative agent (“Agent”). The New Credit Facilities are scheduled to expire on January 30, 2017. The new $600 million five-year revolving credit facility and new $250 million five-year term loan facility will be used for general corporate purposes. The material terms and conditions of the New Credit Facilities are set forth below.

The New Credit Facilities contain certain representations and warranties, covenants and events of default. The New Credit Facilities are also subject to conditions precedent and the payment of certain facility fees.

The new $250 million five-year term loan facility has a six-month delayed draw provision. If MeadWestvaco Corporation does not use this facility within six months of inception of this credit agreement, such facility expires.

Some of the Banks and the Agent, as well as certain of their respective affiliates, have performed, and may in the future perform, for MeadWestvaco Corporation and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received customary fees and expenses.

The foregoing description of the New Credit Facilities is a summary and is qualified in its entirety by the terms and provisions of the New Credit Facilities as Exhibit 99.1 to this report, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Credit facility agreement dated January 30, 2012 between MeadWestvaco Corporation and a syndicate of banks, including Citibank, N.A. as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

	By:	/s/ John J. Carrara
Date: January 31, 2012		John J. Carrara
Assistant Secretary

Exhibit Index

Exhibit Number	Description

99.1	Credit facility agreement dated January 30, 2012 between MeadWestvaco Corporation and a syndicate of banks, including Citibank, N.A. as administrative agent.